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                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549
                                  ____________

                                    FORM 8-K
                                  ____________

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 29, 2005
                                  ____________

                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)
                                  ____________

             Virginia              000-26591                54-1909697
         (State or other          (Commission              (IRS Employer
         jurisdiction of          File Number)             Identification No.)
         incorporation)

            519 Kimball Ave., N.E.
               Roanoke, Virginia                       24016
      (Address of principal executive offices)       (Zip Code)

          Registrant's telephone number, including area code: 540-777-4427

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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



ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

               On March 29, 2005, RGC Resources, Inc. (the "Company"), entered into a Modification Number Two to Promissory Note in the original principal amount of $1,000,000, and its regulated natural gas subsidiaries, Roanoke Gas Company and Bluefield Gas Company, each entered into a new Promissory Note in the original principal amount of $20,000,000 and $5,000,000, respectively, each with Wachovia Bank, National Association, for the purpose of providing working capital financing for each company's operations. This Modification Number Two to Promissory Note and these Promissory Notes, a copy of each of which is being filed as an exhibit hereto, amend and replace similar expiring notes and each have an expiration date of March 31, 2006. The Modification Number Two to Promissory Note amends the underlying Promissory Note by extending its expiration by another year. The Promissory Notes for Roanoke Gas Company and Bluefield Gas Company represents increased principal amounts over the prior notes. The current line-of-credit arrangement with Wachovia Bank maintains the previous variable interest rates based upon 30-day LIBOR and a five-tier level for borrowing limits to accommodate seasonal borrowing demands. The five-tier approach minimizes the Company's borrowing costs by improving the level of utilization on its line-of-credit arrangement and providing greater credit availability as borrowing requirements increase.

               Total available limits under the new line-of-credit arrangement are as follows:


                                                       Available
                                  Beginning          Line of Credit
                              ------------------    ----------------

                              Mar 31, 2005          $   11,000,000
                              Jul 16, 2005              16,000,000
                              Sep 16, 2005              25,000,000
                              Nov 16, 2005              26,000,000
                              Feb 16, 2005              22,000,000



ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.    DESCRIPTION OF DOCUMENT

   10.1 Modification Number Two to Promissory Note in the original principal amount of $1,000,000 by and between RGC Resources, Inc. and Wachovia Bank, National Association dated March 29,
               2005.

   10.2 Promissory Note in the original principal amount of $20,000,000 by and between Roanoke Gas Company and Wachovia Bank, National Association dated March 29, 2005.

   10.3 Promissory Note in the original principal amount of $5,000,000 by and between Bluefield Gas Company and Wachovia Bank, National Association dated March 29, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RGC RESOURCES, INC.



                                            By s/Howard T. Lyon
                                               Howard T. Lyon
                                               Vice-President, Treasurer and
                                               Controller
                                               (Principal Financial Officer)



Date: March 31, 2005